COLLABORATIVE ARRANGEMENTS	12 Months Ended
Dec. 31, 2011
COLLABORATIVE ARRANGEMENTS
19.	COLLABORATIVE ARRANGEMENTS

During 2010, IMRIS entered into a collaborative arrangement with a third party to encourage research, education and patient care activities of mutual benefit in the areas of developing diagnostic and functional assessment capabilities of magnetic resonance imaging for mainstream interventional cardiology and neuroscience. As part of the agreement, IMRIS agreed to provide the necessary equipment, maintenance and support staff to achieve the purpose intended by the agreement. The third party has agreed to provide the appropriate clinical validation over a five-year period.

Revenue resulting from the arrangement is recognized in accordance with the Company’s current revenue recognition policy. Included in the consolidated statement of operations for the year ended December 31, 2011 is revenue of $2,272 (2010 - $Nil). As at December 31, 2011, the Company has an advance payment of $1,091, which represents the value of the clinical validation projects it will receive in exchange for the equipment, as outlined in the agreement. This amount will be expensed as research and development on a straight-line basis over the five-year life of the agreement. The current portion of this balance is included in prepaid expenses ($230). The long- term portion is included in other assets ($861).

Any future payments to the participant of this agreement will be recognized in accordance with the Company’s current expenditure policies. The classification of these, or any future payments between participants pursuant to this collaborative arrangement, will be based on the nature of the arrangement. All future costs or revenue generated from third parties will be recognized in the income statement on a gross basis.

During 2011, IMRIS entered into a collaborative arrangement with a third party to conduct clinical research on IMRIS’ MRgRT™ platform.  As part of the agreement, IMRIS will develop and manufacture the MRgRT™ platform using IMRIS’ proprietary MR imaging technology. The third party has agreed to conduct clinical research, which IMRIS can use to clinically validate the system and develop a commercially viable version of the platform.

Revenue resulting from the arrangement is recognized in accordance with the Company’s current revenue recognition policy.  Included in the consolidated statement of operations for the year ended December 31, 2011 is revenue of $3,511 (2010 - $Nil). Costs attributable to the VISIUS Surgical Theatre has been classified as cost of sales, as incurred.  Costs attributable to the development of the MRgRT™ platform are being recognized as prepaid expenses and other assets until clinical validation activities can begin, which will occur when installation is complete.  In the period that installation is complete and clinical validation can begin, the amounts on the balance sheet will be recognized as research and development expense.  During the year-ended December 31, 2011, $2,006 was recognized as cost of sales and $1,261 was recognized on the balance sheet under prepaid expenses and other assets ($580 and $681, respectively).